                                                                         (h)(38)

                     FORM OF AMENDED AND RESTATED SCHEDULE A
                       TO THE CO-ADMINISTRATION AGREEMENT
                                 BY AND BETWEEN
                                 NORTHERN FUNDS,
                      NORTHERN TRUST INVESTMENTS, N.A. AND
                                    PFPC INC.
                               DATED JULY 31, 2000

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios as of _______ ___, 2007:

Money Market Fund
U.S. Government Money Market Fund
Municipal Money Market Fund
U.S. Government Select Money Market Fund
California Municipal Money Market Fund
U.S. Government Fund
Fixed Income Fund
Intermediate Tax-Exempt Fund
Tax-Exempt Fund
Income Equity Fund
Growth Equity Fund
Select Equity Fund
Small Cap Value Fund
Technology Fund
Stock Index Fund
Short-Intermediate U.S. Government Fund
California Intermediate Tax-Exempt Fund
Arizona Tax-Exempt Fund
California Tax-Exempt Fund
Small Cap Index Fund
Mid Cap Growth Fund
High Yield Municipal Fund
High Yield Fixed Income Fund
Global Fixed Income Fund
Small Cap Growth Fund
Large Cap Value Fund
International Growth Equity Fund
International Equity Index Fund
Mid Cap Index Fund
Enhanced Large Cap Fund
Emerging Markets Equity Fund
Multi-Manager Mid Cap Fund
Multi-Manager Small Cap Fund
Multi-Manager International Equity Fund
Global Real Estate Index Fund
Bond Index Fund
Multi-Manager Large Cap Fund
Short-Intermediate Tax-Exempt

All signatures need not appear on the same copy of this Amended and Restated Schedule A.


NORTHERN FUNDS                          NORTHERN TRUST
                                        INVESTMENTS, N.A.


By:                                     By:
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Title:                                  Title:
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PFPC INC.


By:
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Title:
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